                             JATO COMMUNICATIONS CORP.

                         FOUNDER'S STOCK PURCHASE AGREEMENT

     THIS FOUNDER'S STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 13th day of July, 1998, by and between JATO Communications Corp., a Delaware corporation (the "Company"), and Bruce E. Dines ("Purchaser").

     WHEREAS, the Company desires to issue, and Purchaser desires to purchase, stock of the Company as herein described, on the terms and conditions hereinafter set forth; and

     WHEREAS, the issuance of common stock hereby is in connection with a compensatory benefit plan for the employees, directors, officers, advisers or consultants of the Company and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

     NOW, THEREFORE, IT IS AGREED between the parties as follows:

     1. PURCHASE AND SALE OF STOCK. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, an aggregate of five hundred seventy-eight thousand six hundred sixty-seven (578,667) shares of the Common Stock of the Company (the "Stock") at a purchase price of $.047 per share, for an aggregate purchase price of $27,197.35, payable (i) in cash or by check, (ii) by assignment of certain proprietary rights to the Company as set forth on EXHIBIT A attached hereto, or (iii) by a combination of (i) and (ii).

     The closing hereunder, including payment for and delivery of the Stock shall occur at the offices of the Company immediately following the execution of this Agreement, or at such other time and place as the parties may mutually agree.

     2. CO-FOUNDERS' REPURCHASE RIGHT. In the event that Purchaser voluntarily terminates his relationship with the Company (or a parent or subsidiary of the Company), whether as an employee, director or consultant, then Leonard Allsup and Brian E. Gast (each a "Co-Founder") shall each have the right, exercisable upon written notice to Purchaser within thirty (30) days of the date of such termination, to purchase his pro rata share of the Stock which has not vested pursuant to Section 4 below as of such termination date, at a purchase price of $.047 per share (the "Co-Founders' Option"). The Co-Founder's pro rata portion shall be that number of shares equal to the product obtained by multiplying (x) the aggregate number of shares of Stock which have not vested pursuant to Section 4 below by (y) a fraction the numerator of which is the number of shares of Common Stock owned by such Co-Founder (on an as-if-converted basis) at the time of Purchaser's termination and the denominator of which is the total number of shares of Common Stock owned by each of the Co-Founders (on an as-if-converted basis) at the time of Purchaser's termination.

                                       1.

     3.   COMPANY'S REPURCHASE RIGHT.

          (a) In the event that Purchaser voluntarily terminates his relationship with the Company (or a parent or subsidiary of the Company), whether as an employee, director or consultant, and the Co-Founders do not purchase all of Purchaser's unvested Stock pursuant to the Co-Founders' Option under Section 2 above within the period set forth therein, the Company shall then have the right, exercisable upon written notice to Purchaser within thirty
(30) days after the expiration of the Co-Founders' Option, to purchase all or a portion of the Stock which has not vested pursuant to Section 4 below as of such termination date (less shares purchased by the Co-Founders pursuant to Section 2 above), at a purchase price of $.047 per share.

          (b) In the event the Company terminates Purchaser's relationship with the Company (or a parent or subsidiary of the Company), whether as an employee, director or consultant, for Cause (as defined below), then the Company shall have an option for a period of ninety (90) days after said termination to repurchase from Purchaser, at a purchase price of $.047 per share, up to but not exceeding the number of shares of Stock which have not vested under the provisions of Section 4 below as of such termination date.

          (c) "Cause" as used herein shall mean: (i) conviction of any felony or of any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company; (iii) breach of Purchaser's duties to the Company, including persistent unsatisfactory performance of job duties; (iv) intentional damage to any property of the Company; or (v) conduct by Purchaser which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve; PROVIDED, HOWEVER, that Purchaser shall not be deemed to have been terminated for Cause pursuant to clauses (iii) or (v) above unless the Company shall have provided Purchaser written notice of such breach or conduct and Purchaser shall have failed to cure the same to the reasonable satisfaction of the Company within thirty (30) days after receipt of such notice.

          (d) In the event that Purchaser's relationship with the Company (or a parent or subsidiary of the Company) is terminated by reason of Purchaser's death or disability (as defined in Section 22(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code")), then the Company shall have an option for a period of ninety (90) days after said termination to repurchase from Purchaser's personal representative at a purchase price of $.047 per share, up to but not exceeding fifty percent (50%) of the number of shares of Stock which have not vested under the provisions of Section 4 below as of such termination date (together with the options set forth in Sections 3(a) and 3(b) above, the "Repurchase Option").

          (e) In the event that the Company terminates Purchaser's relationship with the Company (or a parent or subsidiary of the Company), whether as an employee, director or consultant, other than for Cause, the Company shall have no right to repurchase from Purchaser any shares of Stock, whether vested or unvested.

          (f) The Repurchase Option shall be exercised by written notice signed by an officer of the Company or by any assignee or assignees of the Company and delivered or mailed

                                       2.

as provided in Section 17(a). Such notice shall identify the number of shares of Stock to be repurchased and shall notify Purchaser of the time, place and date for settlement of such repurchase, which shall be scheduled by the Company within the term of the Repurchase Option set forth in this
Section 3. The Company shall be entitled to pay for any shares of Stock repurchased pursuant to its Repurchase Option in cash or by offset against any indebtedness owing to the Company by Purchaser, or by a combination of both. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Stock being repurchased by the Company, without further action by Purchaser.

     4. VESTING. Subject to the acceleration of vesting set forth in Section 7 below, 57,866 shares (representing ten percent (10%) of the Stock) shall vest and be released from the Co-Founders' Option and the Repurchase Option immediately on the date hereof. An additional 115,733 shares (representing twenty percent (20%) of the Stock) shall vest and be released from the Co-Founders' Option and the Repurchase Option on January 1, 2000. The remaining 405,068 shares (representing seventy percent (70%) of the Stock) shall vest in equal monthly installments thereafter, such that 16,877 shares shall vest and be released from the Co-Founders' Option and the Repurchase Option on the first day of each month beginning on February 1, 2000, with a final installment of 16,897 shares vesting on January 1, 2002 (provided in each case that Purchaser's relationship as an employee, director or consultant of the Company (or a parent or subsidiary of the Company) has not been terminated prior to the date of such release).

     5. ADJUSTMENTS TO STOCK. If, from time to time, during the term of the Co-Founders' Option or the Repurchase Option, there is any change affecting the Company's outstanding Common Stock as a class that is effected without the receipt of consideration by the Company (through merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of Stock shall be immediately subject to the Co-Founders' Option and the Repurchase Option and shall be deemed to be "Stock" for all purposes hereunder with the same force and effect as the shares of the Stock presently subject to the Co-Founders' Option and the Repurchase Option, but only to the extent the Stock is, at the time, covered by such Co-Founders' Option or Repurchase Option. While the aggregate purchase price shall remain the same after each such event, the purchase price per share of Stock upon exercise of the Co-Founders' Option or the Repurchase Option shall be appropriately adjusted.

     6. CORPORATE TRANSACTION. All previously unvested shares of Stock shall vest immediately prior to the closing of (i) a sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or

                                       3.

(iv) the acquisition by any person, entity or group within the meaning of
Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors ((i) through (iv) being collectively referred to herein as a "Corporate Transaction").

     7. TERMINATION OF CO-FOUNDERS' OPTION AND REPURCHASE OPTION. The Co-Founders' Option and the Repurchase Option shall terminate (i) immediately prior to the closing of a Corporate Transaction or (ii) upon exercise in full or expiration of the Co-Founders' Option or the Repurchase Option, as applicable, whichever first occurs.

     8. ESCROW OF UNVESTED STOCK. As security for Purchaser's faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Stock upon exercise of the Co-Founders' Option or the Repurchase Option, as the case may be, Purchaser agrees, at the closing hereunder, to deliver to and deposit with the Treasurer, as escrow agent in this transaction (the "Escrow Agent"), three (3) stock assignments duly endorsed (with date and number of shares blank) in the form attached hereto as EXHIBIT B, together with a certificate or certificates evidencing all of the Stock subject to the Co-Founders' Option and the Repurchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company, the Co-Founders and Purchaser set forth in EXHIBIT C attached hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

     9. RIGHTS OF PURCHASER. Subject to the provisions of Sections 8, 10 and 13 herein, Purchaser shall at all times exercise all rights and privileges of a stockholder of the Company with respect to the Stock, whether vested or unvested, including all voting rights incident thereto.

     10. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock while the Stock is subject to the Co-Founders' Option or the Repurchase Option. After any Stock has been released from the Co-Founders' Option or the Repurchase Option, Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock except in compliance with the provisions herein and applicable securities laws. Furthermore, the Stock shall be subject to any right of first refusal in favor of the Company or its assignees that may be contained in the Company's Bylaws. Notwithstanding the foregoing, Purchaser may transfer all or any portion of the Stock to his spouse, father, mother, brother, sister or lineal descendants, PROVIDED; HOWEVER, that all shares of Stock so transferred by Purchaser shall continue to be subject to the provisions of this Agreement and shall remain "Stock" for all purposes hereunder.

                                       4.

     11. RESTRICTIVE LEGENDS. All certificates representing the Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY."

          (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

          (c)   Any legend required by appropriate blue sky officials.

     12. INVESTMENT REPRESENTATIONS. In connection with the purchase of the Stock, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock. Purchaser is purchasing the Stock for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Act.

          (b) Purchaser understands that the Stock has not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser further acknowledges and understands that the Stock must be held indefinitely unless the Stock is subsequently registered under the Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Stock. Purchaser understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless the Stock is registered or such registration is not required in the opinion of counsel for the Company.

          (d) Purchaser is familiar with the provisions of Rules 144 and 701, under the Act, as in effect from time to time, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.
Rule 701

                                       5.

provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the securities exempt under Rule 701 may be sold by Purchaser ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the market stand-off provision described in Section 13 below.

     In the event that the sale of the Stock does not qualify under Rule 701 at the time of purchase, then the Stock may be resold by Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after the Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

          (e) Purchaser further understands that at the time Purchaser wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, Purchaser would be precluded from selling the Stock under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.

          (f) Purchaser further represents and warrants that Purchaser has either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons or (ii) the capacity to protect his own interests in connection with the purchase of the Stock by virtue of the business or financial expertise of himself or of professional advisors to Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

     13. MARKET STAND-OFF. In connection with the first firmly underwritten public offering of the Company's securities under the Act (the "Initial Offering"), Purchaser shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any Common Stock of the Company held by Purchaser, including the Stock (the "Restricted Securities"), for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement filed under the Act in connection with such Initial Offering. Purchaser agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser's Restricted Securities until the end of such period.

     14. SECTION 83(b) ELECTION. Purchaser understands that Section 83(a) of the Code, taxes as ordinary income the difference between the amount paid for the Stock and the fair market value of the Stock as of the date any restrictions on the Stock lapse. In this context, "restriction" includes the right of the Co-Founders to buy the Stock from Purchaser pursuant to

                                      6.

the Co-Founders' Option set forth in Section 2 above and the right of the Company to repurchase the Stock pursuant to the Repurchase Option set forth in Section 3 above. Purchaser understands that Purchaser may elect to be taxed at the time the Stock is purchased, rather than when and as the Co-Founders' Option or the Repurchase Option expire, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase in the form attached hereto as EXHIBIT D. Even if the fair market value of the Stock at the time of the execution of this Agreement equals the amount paid for the Stock, the 83(b) Election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such 83(b) Election is required to be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Stock hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death. PURCHASER ASSUMES ALL RESPONSIBILITY FOR FILING AN 83(b) ELECTION AND PAYING ALL TAXES RESULTING FROM SUCH ELECTION OR THE LAPSE OF THE RESTRICTIONS ON THE STOCK.

     15. REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any shares of Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     16. NO EMPLOYMENT RIGHTS. This Agreement is not an employment contract and shall not be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company (or a parent or subsidiary of the Company), or of the Company (or a parent or subsidiary of the Company) to continue your employment.

     17.  MISCELLANEOUS.

          (a) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by telegram or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

          (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser's successors, and assigns. The Repurchase Option of the Company hereunder shall be assignable by the Company at any time or from time to time, in whole or in part.

                                       7.

          (c) ATTORNEYS' FEES; SPECIFIC PERFORMANCE. Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys' fees. It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment of the purchase price thereunder, pursuant to the terms of this Agreement, shall be entitled to receive the Stock, in specie, in order to have such Stock available for future issuance without dilution of the holdings of other stockholders. Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate the Company for the Stock and that the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Stock.

          (d) GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company's principal place of business.

          (e) FURTHER EXECUTION. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

          (f) INDEPENDENT COUNSEL. Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Cooley Godward LLP, counsel to the Company and that Cooley Godward LLP does not represent, and is not acting on behalf of, Purchaser. Purchaser has been provided with an opportunity to consult with Purchaser's own counsel with respect to this Agreement.

          (g) ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

          (h) SEVERABILITY. If a provision of this Agreement is held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                                       8.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       JATO COMMUNICATIONS CORP.

                                       A DELAWARE CORPORATION



                                       By: /s/ Brian E. Gast
                                          --------------------------------------
                                           Brian E. Gast
                                           President and Chief Executive Officer

                                       Address:  5660 Greenwood Plaza Blvd.
                                                 Suite 220
                                                 Englewood, CO  80111


                                       PURCHASER:

                                        /s/ Bruce E. Dines
                                       -----------------------------------------
                                       BRUCE E. DINES

                                       Address: 330 Cliff Falls Ct.
                                               ---------------------------------
                                                Colorado Springs, CO  80919
                                       -----------------------------------------

                                       -----------------------------------------


                                       CO-FOUNDERS:

                                             /s/ Brian E. Gast
                                       -----------------------------------------
                                       BRIAN E. GAST

                                            /s/ Leonard Allsup
                                       -----------------------------------------
                                       LEONARD ALLSUP

ATTACHMENTS:

Exhibit A -- Assignment of Proprietary Rights
Exhibit B -- Stock Assignment Separate from Certificate
Exhibit C -- Joint Escrow Instructions
Exhibit D -- Section 83(b) Election


                                       9.

                                      EXHIBIT A

                          ASSIGNMENT OF PROPRIETARY RIGHTS

In partial consideration for the sale to me of 578,667 shares of Common Stock of JATO Communications Corp., a Delaware corporation (the "Company"), I, Bruce E. Dines, hereby assign all of my right, title and interest in the following technology to the Company:

     know-how related to data networks
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

                                     EXHIBIT B

                        ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED and pursuant to that certain Founder's Stock Purchase Agreement (the "Agreement") dated as of July 13, 1998, Bruce E. Dines hereby sells, assigns and transfers unto ________________________, _____________________________________________ (_________) shares of Common
Stock of JATO Communications Corp., a Delaware corporation (the "Company"), standing in the undersigned's name on the Company's books represented by Certificate No. _____ herewith, and does hereby irrevocably constitute and appoint the Treasurer of the Company attorney to transfer the said stock on the books of the said Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Co-Founders' Option or the Company's Repurchase Option under the Agreement.

Dated:
      ---------------------------       ------------------------------
                                        [Signature]



                                        ------------------------------
                                        Leonard Allsup

                                      EXHIBIT C

                             JOINT ESCROW INSTRUCTIONS



Bruce E. Dines
JATO Communications Corp.
5660 Greenwood Plaza Blvd.
Suite 220
Englewood, CO  80111


Dear Sir:

     As Escrow Agent for both JATO Communications Corp., a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Founder's Stock Purchase Agreement (the "Agreement"), dated July 13, 1998 to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

     1. In the event a Co-Founder or the Company or an assignee of the Company shall elect to exercise the Co-Founders' Option or the Repurchase Option, as the case may be, as set forth in the Agreement, the Co-Founder or the Company or its assignee, as the case may be, will give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser, the Co-Founders and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Co-Founder or the Company, as applicable, against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of stock being purchased pursuant to the exercise of the Co-Founders' Option or the Repurchase Option, as applicable.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser hereby irrevocably constitutes and appoints you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

     4. This escrow shall terminate upon (i) the expiration of the Co-Founders' Option and the Repurchase Option or (ii) the exercise in full of the Co-Founders' Option or the Repurchase Option, whichever occurs first.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; PROVIDED, HOWEVER, that if at the time of termination of this escrow you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

     6. Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel (including without limitation the firm of Cooley Godward LLP) and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Office Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses specified below, or at such other addresses as a party may designate by ten days' written notice to each of the other parties hereto:

     16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.




                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

                                   Very truly yours,


                                   JATO COMMUNICATIONS CORP.


                                   By:
                                      ------------------------------------------
                                           Brian E. Gast
                                           President and Chief Executive Officer


                                   Address:
                                   5660 Greenwood Plaza Blvd.
                                   Suite 220
                                   Englewood, CO  80111

                                   PURCHASER:



                                   ---------------------------------------------
                                   BRUCE E. DINES

                                   Address:

                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------


ESCROW AGENT:                      CO-FOUNDERS:


-----------------------------      ---------------------------------------------
Leonard Allsup                     Brian E. Gast


                                   ---------------------------------------------
                                   Leonard Allsup

                                     EXHIBIT D

                               SECTION 83(b) ELECTION

July 29, 1998



Director of Internal Revenue
Internal Revenue Service Center
Ogden, UT  84201

RE:  ELECTION UNDER SECTION 83(b)

Gentlemen:

The undersigned hereby elects, pursuant to the provisions of Sections 55-56 and 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to include in alternative minimum taxable income for the undersigned's current taxable year, as compensation for services, the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property. The undersigned also elects pursuant to
Section 83(b) of the Code to include in gross income for the taxable year in which the undersigned disposes of some or all of the property described below in a transaction which fails to satisfy the requirements of Section 422(a)(1) of the Code (a "disqualifying disposition"), as compensation for services, the excess, if any, of the fair market value of the disposed property at the time of transfer to the undersigned over the amount paid for such property.

Pursuant to Treasury Regulations Section 1.83-2, the following information is submitted:

1.   NAME:                    Leonard Allsup
     ("PURCHASER")

     Address:
                              -----------------------------------------

                              -----------------------------------------
     SOCIAL SECURITY NO.:
                              -----------------------------------------

2.   PROPERTY DESCRIPTION:    1,068,667 shares of Common Stock (the "Stock") of
                              JATO Communications Corp. (the "Company").

3.   The date on which the Stock was purchased is July 13, 1998.

4.   The taxable year for which the election is made is the calendar year 1998.

5.   RESTRICTIONS:

     "In the event that Purchaser voluntarily terminates his relationship with the Company (or a parent or subsidiary of the Company), whether as an employee, director or consultant, then Leonard Allsup and Brian E. Gast (each a "Co-Founder") shall each have the right, exercisable upon written notice to Purchaser within thirty (30) days of the date of such termination, to purchase his pro rata share of the Stock which has not vested pursuant to
Section 4 below as of such termination date, at a purchase price of $.047 per share (the "Co-Founders' Option"). The Co-Founder's pro rata portion shall be that number of shares equal to the product obtained by multiplying (x) the aggregate number of shares of Stock which have not vested pursuant to Section 4 below by (y) a fraction the numerator of which is the number of shares of Common Stock owned by such Co-Founder (on an as-if-converted basis) at the time of Purchaser's termination and the denominator of which is the total number of shares of Common Stock owned by each of the Co-Founders (on an as-if-converted basis) at the time of Purchaser's termination.

     In the event that Purchaser voluntarily terminates his relationship with the Company (or a parent or subsidiary of the Company), whether as an employee, director or consultant, and the Co-Founders do not purchase all of Purchaser's unvested Stock pursuant to the Co-Founders' Option under Section 2 above within the period set forth therein, the Company shall then have the right, exercisable upon written notice to Purchaser within thirty (30) days after the expiration of the Co-Founders' Option, to purchase all or a portion of the Stock which has not vested pursuant to Section 4 below as of such termination date (less shares purchased by the Co-Founders pursuant to Section 2 above), at a purchase price of $.047 per share.

          In the event the Company terminates Purchaser's relationship with the Company (or a parent or subsidiary of the Company), whether as an employee, director or consultant, for Cause (as defined below), then the Company shall have an option for a period of ninety (90) days after said termination to repurchase from Purchaser, at a purchase price of $.047 per share, up to but not exceeding the number of shares of Stock which have not vested under the provisions of Section 4 below as of such termination date. The fair market value at the time of transfer of the Stock, determined without regard to any restriction other than a restriction which by its terms will never lapse, is $27,197.35 (578,667 shares having a fair market value of $.047 per share).

     In the event that Purchaser's relationship with the Company (or a parent or subsidiary of the Company) is terminated by reason of Purchaser's death or disability (as defined in Section 22(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code")), then the Company shall have an option for a period of ninety (90) days after said termination to repurchase from Purchaser's personal representative at a purchase price of $.047 per share, up to but not exceeding fifty percent (50%) of the number of shares of Stock which have not vested under the provisions of Section 4 below as of such termination date (together with the options set forth in Sections 3(a) and 3(b) above, the "Repurchase Option")."

6. The fair market value at the time of transfer of the Stock, determined without regard to any restriction other than a restriction which by its terms will never lapse, is $27,197.35 (578,667 shares having a fair market value of $.047 per share).

7.   PURCHASE PRICE:  $27,197.35 (578,667 shares at $.047 per share).

A copy of this statement has been furnished to the Company and the transferee of the Stock if different than Purchaser.

Dated:  _______________, 1998.




Very truly yours,



------------------------------